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                          VAN KAMPEN AMERICAN CAPITAL
                    SUPPLEMENT DATED JANUARY 2, 1998 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1997
                            VKAC GLOBAL EQUITY FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997
                                 VKAC PACE FUND

    The Distributor has entered into agreements with (i) Smith Barney Inc. ("Smith Barney") under which the Fund shall be offered pursuant to the MultiChoice Program and (ii) Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Smith Barney or Merrill for further information concerning the MultiChoice and Merrill Programs including, but not limited to, minimum size and operational requirements.